BlackRock Floating Rate Income Strategies Fund, Inc.

77Q1(a):

Copies of material amendments to Registrant’s by-laws

Amended and Restated By-Laws of the Registrant is hereby incorporated by reference to the Registrant’s Form 8-K filed on September 21, 2010 (SEC Accession No. 0001193125-10-213643 (34 Act)).